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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):     December 5, 2001
                                                         -----------------------

                                 Autobytel Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                     0-22239                  33-0711569
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 (State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)

       18872 MacArthur Boulevard, Irvine, CA                       92612
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (949) 225-4500
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On December 5, 2001, Autobytel Inc. announced that Jeffrey A. Schwartz, its Vice Chairman of the Board and a director, was appointed Chief Executive Officer and President of the Company and that Mark W. Lorimer had resigned from those officer positions and as a director.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AUTOBYTEL INC.



Date: December 5, 2001                  By:  /s/ ARIEL AMIR
                                             -----------------------------------
                                             Ariel Amir
                                             Executive Vice President, General
                                             Counsel and Secretary



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